Exhibit 99.1 May 16, 2013 CLEARWIRE REMINDS STOCKHOLDERS TO VOTE THE WHITE PROXY CARD TODAY Reiterates Recommendations of Two Leading Proxy Advisory Firms – ISS and Egan-Jones – to Vote ‘FOR’ Proposed Transaction with Sprint Transaction Delivers Fair, Attractive and Certain Value Urges Stockholders to Vote TODAY BELLEVUE, Wash. – May 16, 2013 – Clearwire (NASDAQ: CLWR) (“Clearwire” or the “Company”) today issued the following open letter to stockholders: Dear Clearwire Stockholder: Time is short, as the Clearwire Special Meeting of Stockholders is just days away. The proposed Sprint transaction delivers fair, attractive and certain value and Clearwire’s Board of Directors unanimously recommends that stockholders vote “FOR” the Sprint transaction on the WHITE proxy card TODAY. TWO LEADING PROXY ADVISORY FIRMS RECOMMEND THAT CLEARWIRE STOCKHOLDERS VOTE ‘FOR’ PROPOSED TRANSACTION WITH SPRINT In its May 10, 2013, report Institutional Shareholder Services concluded:* “The current [Sprint] offer falls within an appropriate valuation range as determined by evaluating independent analyst price targets, relative share price premia, and precedent transactions for similar spectrum…a vote FOR the transaction is warranted.” Egan-Jones came to a similar conclusion in its May 12, 2013, report:* “We believe that the proposed transaction represents what is currently the best available strategic alternative for shareholders…[Egan-Jones] recommend[s] that clients holding shares of CLEARWIRE CORPORATION vote “FOR” this Proposal provided in the WHITE proxy card provided by the management.” THE OFFER PRICE REPRESENTS A FAIR, ATTRACTIVE AND CERTAIN VALUE TO CLEARWIRE STOCKHOLDERS Over the course of the previous year, Clearwire’s stock has been as low as $0.83. The proposed $2.97 per share offer price equates to a total payment to Clearwire minority stockholders of approximately $2.2 billion, representing a:  130% premium to Clearwire’s closing share price on October 10, 2012, the day prior to speculation regarding Clearwire’s involvement in the SoftBank-Sprint merger negotiations  40% premium to the closing share price on November 20, 2012, the day before Clearwire received Sprint’s $2.60 per share initial non-binding indication of interest

Clearwire

- **<u>31% premium</u>** to the price received by Google for its Clearwire Common Stock on March 1, 2012
- **<u>117% premium</u>** to the price received by Time Warner for its Clearwire Common Stock on October 3, 2012

In addition, Comcast, Intel, and Bright House Networks – which together own ~13% of Clearwire's voting shares, or ~26% of non-Sprint voting shares – all significant Clearwire stockholders, have pledged to vote their shares in support of the transaction.

TRANSACTION FOLLOWS A MULTI-YEAR STRATEGIC REVIEW THAT INCLUDED THE EVALUATION OF NUMEROUS ALTERNATIVES

Clearwire's board and management undertook an extensive, two-year process to explore strategic and financial alternatives, and Clearwire board's Special Committee, with its own independent advisors, carefully examined numerous alternatives to the Sprint proposal. Following the completion of this rigorous process, **both the Special Committee and the entire board of directors unanimously determined that the Sprint transaction was the best alternative for Clearwire's stockholders.**

MAXIMIZE THE VALUE OF YOUR INVESTMENT IN CLEARWIRE – VOTE "FOR" THE SPRINT TRANSACTION ON THE WHITE PROXY CARD TODAY

The Clearwire board **unanimously recommends that you <u>vote your shares FOR all of the proposals</u>** relating to the proposed transaction with Sprint by returning the **WHITE** proxy card with a "FOR" vote for all proposals.

If stockholders do not approve the proposals related to the proposed combination, there is no assurance that your shares of Clearwire common stock will be able to be sold for the same or greater value in the future.

If you previously submitted a gold proxy card, we urge you to cast your vote as instructed on the **WHITE** proxy card as soon as you receive it. A vote on the **WHITE** proxy card will revoke any earlier dated proxy card that was submitted, including any white proxy card.

Thank you for your continued support.

Sincerely,

Clearwire

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact: MacKenzie Partners, Inc. 105 Madison Avenue New York, NY 10016 proxy@mackenziepartners.com (212) 929-5500 (Call Collect) Or TOLL-FREE (800) 322-2885 Cautionary Statement Regarding Forward-Looking Statements This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature. This document contains forward-looking statements relating to the proposed merger and related transactions (the “transaction”) between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire's and Sprint's Annual Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized. Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire's stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire's filings with the SEC are also available on its website at www.clearwire.com.

Participants in the Solicitation Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire's Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint officers and directors is set forth in Sprint's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC. ###i * Permission to use quotations was neither sought nor obtained. Media Contacts: Susan Johnston, (425) 505-6178 susan.johnston@clearwire.com JLM Partners for Clearwire Mike DiGioia or Jeremy Pemble, (206) 381-3600 mike@jlmpartners.com or jeremy@jlmpartners.com Investor Contacts: Alice Ryder, (425) 505-6494 alice.ryder@clearwire.com MacKenzie Partners for Clearwire Dan Burch or Laurie Connell, (212) 929-5500 dburch@mackenziepartners.com or lconnell@mackenziepartners.com